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                                                          1997 EDITION
                                                          AIA DOCUMENT A101-1997

Standard Form of Agreement Between Owner and Contractor where the basis of payment is a STIPULATED SUM

AGREEMENT made as of the 22nd day of September in the year
(IN WORDS, INDICATE DAY, MONTH AND YEAR)

BETWEEN the Owner:                      Hard Rock Hotel, Inc
(NAME, ADDRESS AND OTHER INFORMATION)   4455 Paradise Road
                                        Las Vegas, Nevada  89109

and the Contractor:                     M.J. Dean Construction, Inc.
(NAME, ADDRESS AND OTHER INFORMATION)   5541 South Cameron
                                        Las Vegas, Nevada  89118

The Project is:                         Hard Rock Hotel Tower/Pool Expansion
(NAME AND LOCATION)                     4455 Paradise Road
                                        Las Vegas, Nevada  89109

The Architect is:                       Klai::Juba Architects
(NAME, ADDRESS AND OTHER INFORMATION)   4444 West Russell Road
                                        Suite J
                                        Las Vegas, Nevada  89118

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

The Owner and Contractor agree as follows.


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ARTICLE 1  THE CONTRACT DOCUMENTS

     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.

ARTICLE 2  THE WORK OF THIS CONTRACT

     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3  DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

     3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
     (INSERT THE DATE OF COMMENCEMENT IF IT DIFFERS FROM THE DATE OF THIS AGREEMENT OR, IF APPLICABLE, STATE THAT THE DATE WILL BE FIXED IN A NOTICE TO PROCEED.)

     If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

     3.2 The Contract Time shall be measured from the date of commencement. September 1, 1998

     3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 209 days from the date of commencement, or as follows:
     (INSERT NUMBER OF CALENDAR DAYS. ALTERNATIVELY, A CALENDAR DATE MAY BE USED WHEN COORDINATED WITH THE DATE OF COMMENCEMENT. UNLESS STATED ELSEWHERE IN THE CONTRACT DOCUMENTS, INSERT ANY REQUIREMENTS FOR EARLIER SUBSTANTIAL COMPLETION OF CERTAIN PORTIONS OF THE WORK.)

     , subject to adjustments of this Contract Time as provided in the Contract Documents.(INSERT PROVISIONS, IF ANY, FOR LIQUIDATED DAMAGES RELATING TO FAILURE TO COMPLETE ON TIME OR FOR BONUS PAYMENTS FOR EARLY COMPLETION OF THE WORK.) Liquidated damages shall be set at $25,000.00/day per
     Section 7: Instructions to Bidders, SpecialTerms and Conditions. The contractor shall not be assessed with liquidated damages nor the cost for engineering inspection during any delay in the completion of the work caused by acts of God, the public enemy, fire, floods, epidemics, quarantine restrictions, strikes, freight embargoes, or due to such causes, provided that the Contractor shall withinfive (5) days from the beginning of such delay notify the Owner in writing of the causes of delay.

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ARTICLE 4  CONTRACT SUM

     4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Thirty-Nine Million Nine Hundred Fifty-Five Thousand Six Hundred Two Dollars ($39,955,602.00) subject to additions and deductions as provided in the Contract Documents.

     4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the
     Owner:
     (STATE THE NUMBERS OR OTHER IDENTIFICATION OF ACCEPTED ALTERNATES. IF DECISIONS ON OTHER ALTERNATES ARE TO BE MADE BY THE OWNER SUBSEQUENT TO THE EXECUTION OF THIS AGREEMENT, ATTACH A SCHEDULE OF SUCH OTHER ALTERNATES SHOWING THE AMOUNT FOR EACH AND THE DATE WHEN THAT AMOUNT EXPIRES.)

          See attached Exhibit #1 Dated 9/9/98



     4.3  Unit prices, if any, are as follows:





ARTICLE 5  PAYMENTS

     5.1       PROGRESS PAYMENTS
     5.1.1 Based upon Applications for Payment submitted to the Owner by the Contractor and Certificates for Payment issued by the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

     5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows: The period covered by each Application for Payment shall be one (1) calendar month ending the 25th day of the month

     5.1.3 Provided that an Application for Payment is received by the Architect not later than the 25th day of a month, the Owner shall make payment to the Contractor not later than the 30th day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 30 days after the owner receives the Application for Payment.

     5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.


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     5.1.5     Applications for Payment shall indicate the percentage of
     completion of each portion of the Work as of the end of the period covered by the Application for Payment.

     5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

          .1   Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of 10% percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

          .2   Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Ten percent (10%);

          .3   Subtract the aggregate of previous payments made by the Owner;
          and

          .4   Subtract amounts, if any, for which the Owner has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

     5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances:

          .1   Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (SUBPARAGRAPH 9.8.5 OF AIA DOCUMENT A201-1997 REQUIRES RELEASE OF APPLICABLE RETAINAGE UPON SUBSTANTIAL COMPLETION OF WORK WITH CONSENT OF SURETY, IF ANY.)

          .2   Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

     5.1.8 Reduction or limitation of retainage, if any, shall be as follows:
     (IF IT IS INTENDED, PRIOR TO SUBSTANTIAL COMPLETION OF THE ENTIRE WORK, TO REDUCE OR LIMIT THE RETAINAGE RESULTING FROM THE PERCENTAGES INSERTED IN CLAUSES 5.1.6.1 AND 5.1.6.2 ABOVE, AND THIS IS NOT EXPLAINED ELSEWHERE IN THE CONTRACT DOCUMENTS, INSERT HERE PROVISIONS FOR SUCH REDUCTION OR LIMITATION.)




     5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

     5.2  FINAL PAYMENT
     5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

          .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

          .2   a final Certificate for Payment has been issued by the Contractor


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     5.2.2     The Owner's final payment to the Contractor shall be made no later than 60 days after the issuance of the Architect's final Certificate for Payment, or as follows: Temporary Certificate of Occupancy from Clark County is issued and the owner is able to occupy and use the facility for its designed use.

ARTICLE 6 TERMINATION OR SUSPENSION

     6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

     6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7 MISCELLANEOUS PROVISIONS

     7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

     7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
     (INSERT RATE OF INTEREST AGREED UPON, IF ANY.)

     (USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AT THE OWNER'S AND CONTRACTOR'S PRINCIPAL PLACES OF BUSINESS, THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETIONS OR MODIFICATIONS, AND ALSO REGARDING REQUIREMENTS SUCH AS WRITTEN DISCLOSURES OR WAIVERS.)

     7.3  The Owner's representative is:          Adam Titus
     (NAME, ADDRESS AND OTHER INFORMATION)        Hard Rock Hotel, Inc.
                                                  4455 Paradise Road
                                                  Las Vegas, Nevada 89109

     7.4  The Contractor's Representative is:     William Moore
     (NAME, ADDRESS AND OTHER INFORMATION)        M.J. Dean Construction, Inc.
                                                  5541 South Cameron
                                                  Las Vegas, Nevada 89118

     7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

     7.6  Other provisions:

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ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS

     8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

     8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

     8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

     8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated ________________, and are as follows:

     Document                      Title                         Pages


                    See Attached Exhibit #2 Dated 9/9/98



     8.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 8.1.3, and are as follows:
     (EITHER LIST THE SPECIFICATIONS HERE OR REFER TO AN EXHIBIT ATTACHED TO THIS AGREEMENT.)

     Section                       Title                         Pages


                    See Attached Exhibit #2 Dated 9/9/98



     8.1.5 The Drawings are as follows, and are dated _______________ unless a different date is shown below:
     (EITHER LIST THE DRAWINGS HERE OR REFER TO AN EXHIBIT ATTACHED TO THIS AGREEMENT.)

     Number                        Title                         Date


                    See Attached Exhibit #2 Dated 9/9/98

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     8.1.6     The Addenda, if any, are as follows:

     Number                        Date                          Pages


                    See Attached Exhibit #2 dated 9/9/98

     Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

     8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
     (LIST HERE ANY ADDITIONAL DOCUMENTS THAT ARE INTENDED TO FORM PART OF THE CONTRACT DOCUMENTS. AIA DOCUMENT A201-1997 PROVIDES THAT BIDDING REQUIREMENTS SUCH AS ADVERTISEMENT OR INVITATION TO BID, INSTRUCTIONS TO BIDDERS, SAMPLE FORMS AND THE CONTRACTOR'S BID ARE NOT PART OF THE CONTRACT DOCUMENTS UNLESS ENUMERATED IN THIS AGREEMENT. THEY SHOULD BE LISTED HERE ONLY IF INTENDED TO BE PART OF THE CONTRACT DOCUMENTS.)



                                         None


This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


/s/ Adam Titus                          /s/ Michael J. Dean
-----------------------------------     ------------------------------------
OWNER (Signature)                       CONTRACTOR (Signature)

15 FEB 99                               Michael J. Dean, Pres.
-----------------------------------     ------------------------------------
(Printed name and Title)                (Printed name and Title)

V.P Construction

CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT OR A LICENSED REPRODUCTION. ORIGINALS CONTAIN THE AIA LOGO PRINTED IN RED; LICENSED REPRODUCTIONS ARE THOSE PRODUCED IN ACCORDANCE WITH THE INSTRUCTIONS TO THIS DOCUMENT.


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